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Exhibit 99(d)

NUMBER
DCA-	SHARES

COMMON SHARES OF BENEFICIAL INTEREST

DIVIDEND CAPITAL REALTY INCOME ALLOCATION FUND

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE $.001	CUSIP 25537T105
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
IS THE OWNER OF

FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST

Dividend Capital Realty Income Allocation Fund, a Delaware Statutory Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Agreement and Declaration of Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Each share of beneficial interest evidenced by this Certificate represents One Beneficial Interest in the Trust.

Witness the facsimile signatures of the duly authorized officers of the Trust.

COUNTERSIGNED AND REGISTERED

THE BANK OF NEW YORK
	TRANSFER AGENT AND REGISTRAR	BY	AUTHORIZED SIGNATURE
BY /s/

	AUTHORIZED SIGNATURE	SECRETARY	PRESIDENT

[REVERSE SIDE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT
TEN ENT	—	as tenants by the entireties	Custodian
JT TEN	—	as joint tenants with right of	(Cust)	(Minor)
		survivorship and not as tenants in common	under Uniform Gifts to Minors Act
(State)
UNIF TRF MIN ACT
Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minor Act (State)

Additional abbreviations may also be used though not in the above list

For Value Received                        hereby sell, assign and transfer unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

(NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

Common Shares of Beneficial Interest represented by the within Certificate and do(es) hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.
Dated
X
X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTED UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ELARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
By

THE SIGNATURE MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

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  Exhibit 99(d)